SUBSIDIARIES OF
                BELL & HOWELL COMPANY (Delaware)
                            March 1999

        Bell & Howell Company subsidiaries are 100% owned by
          Bell & Howell Company unless otherwise indicated


Bell & Howell Company - Subsidiary                 Incorporation
----------------------------------                 --------------

Bell & Howell A-V Limited                          United Kingdom
(100% owned by Bell & Howell Company;
1 share held by a director for
Bell & Howell Company)

- Information Publications International Limited   United Kingdom
(100% owned by Bell & Howell A-V Limited)


Bell & Howell Company (Nameholding)                Nevada


Bell & Howell Cope Company                         Delaware


Bell & Howell Document Management                  Delaware
Products Company


Bell & Howell Financial Services Company           Delaware
(Formerly known as Bell & Howell Acceptance
Corporation)

-  BHAC Leasing Corporation                        Delaware
(100% owned by Bell & Howell Financial
Services Company)


Bell & Howell Foreign Sales Corporation            Barbados


Bell & Howell France S.A.                          France
(97% owned by Bell & Howell Company;
 3% owned by Bell & Howell GmbH;
 9 shares held by individuals as required by By-Laws)

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Bell & Howell Company - Subsidiary                 Incorporation
----------------------------------                 --------------

Bell & Howell GmbH                                 Germany

-  Bell & Howell AG                                Switzerland
(100% owned by Bell & Howell GmbH)

-  Bell & Howell Ges.m.b.H.                        Austria
(100% owned by Bell & Howell GmbH)


Bell & Howell International Services Company       Delaware


Bell & Howell Japan Ltd. Co.                       Japan


Bell & Howell Limited                              United Kingdom
(100% owned by Bell & Howell A-V Limited)

- Micromedia Limited                               United Kingdom
(100% owned by Bell & Howell Limited;
1 share held by a director for Bell & Howell Limited)

- Paragon Technical Services Limited               United Kingdom
(100% owned by Bell & Howell Limited)

- International Imaging Limited                    United Kingdom
(100% owned by Bell & Howell Limited)


Bell & Howell Ltd                                  Canada

- Bell & Howell (Quebec) Ltd./Bell & Howell        Quebec
 (Quebec) Ltee
(100% owned by Bell & Howell Ltd; 5 shares held by officers and directors for Bell & Howell Ltd)


Bell & Howell Mail Processing Systems Company      Delaware
(Formerly known as Bell & Howell
Phillipsburg Company)

- Blue Lake Software, Inc.                         Alabama
(100% owned by Bell & Howell Mail Processing
Systems Company)

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Bell & Howell Company - Subsidiary                 Incorporation
----------------------------------                 -------------

Bell & Howell Mailmobile Company                   Delaware


Bell & Howell Europa BV                            Netherlands
(Formerly known as Bell & Howell Nederland BV)


Bell & Howell Nederland B.V.
(Formerly known as  Pretec Precisie Techniek BV)   Netherlands
(100% owned by Bell & Howell Europa BV)


Bell & Howell Postal Systems Inc.                  Delaware
(Formerly known as Bell & Howell DocuMail
Systems Company)


Bell & Howell Publication Systems Company          Delaware

- Bell & Howell Publication Systems Company BV     Netherlands
(100% owned by Bell & Howell Publication
Systems Company)


Bell & Howell Paperwise Company                    Delaware


Bell & Howell PW Licensing Company                 Delaware


Bell & Howell (Singapore) Pte Ltd.                 Singapore


UMI Company                                        Delaware
(Formerly known as University Microfilms, Inc.)

- DataTimes Corporation                            Oklahoma
(100% owned by UMI Company)

- DataTimes Worldwide Corporation                  Delaware
(100% owned by DataTimes Corporation)

- DataTimes Global Information Corporation          Delaware
(100% owned by DataTimes Corporation)

- UMI Information Store, Inc.                       Delaware
(100% owned by UMI Company)
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